Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Sandy Harrison
Semtech Corporation
(805) 480-2004
webir@semtech.com

Semtech Announces Acquisition of Triune Systems

•                  Adds High and Low Power, Multi-Standard Wireless Charging Platforms to Power Management Portfolio

•                  Adds Isolated Switching Platform to Power Management Portfolio

•                  Aggregate Purchase Price of Approximately $45 million and Contingent Consideration based on Future Financial Goals

•                  35 Employees to Join Semtech in Plano, TX. Facility

•                  Deal Expected to be Slightly accretive for FY2016

CAMARILLO, Calif., March 4, 2015 – Semtech Corporation (Nasdaq:  SMTC), a leading supplier of analog and mixed-signal semiconductors, today announced that it has completed the acquisition of Triune Systems, L.L.C. (“Triune Systems”), a privately-held supplier of wireless charging and power management platforms targeted at high and low power, high efficiency applications.  The acquisition will add approximately 35 employees with the majority of these employees based in Plano, Texas.  Ross Teggatz, Founder and Chief Executive Officer of Triune Systems, will join Semtech as Senior Vice President and General Manager of Semtech’s Power Management and High-Reliability Product Group reporting directly to Semtech’s President and Chief Executive Officer, Mohan Maheswaran.

Triune Systems’ multi-mode wireless charging platforms currently in production offer a wide range of different power levels from 0.1W up to 20W while platforms in the prototype stage are expected to deliver up to 100W of power.  These platforms are a good fit for the emerging wearable market as well as the industrial and automotive segments of the wireless charging market where high power, high efficiency and flexible solutions are required.  The adoption of wireless charging is expected to increase significantly over the next few years and Triune Systems is well positioned to benefit from this market growth.

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In addition to its portfolio of wireless charging platforms, Triune Systems has also developed an isolated switching platform that is targeted at home automation and other industrial markets.  This platform has been designed to replace larger, less efficient solid state and mechanical relays.

Mohan Maheswaran, Semtech’s President and Chief Executive Officer, stated “Triune Systems has developed a number of innovative wireless charging platforms that address some exciting, emerging market segments.  These platforms are very complementary to Semtech’s current market focus.  We are very excited to bring Semtech’s power management portfolio and global strengths together with Triune Systems’ expertise in wireless charging to introduce new, disruptive power platforms to the market.  The acquisition of Triune Systems is consistent with our philosophy of acquiring key core competencies that position Semtech as a leading analog and mixed signal solutions provider in targeted high growth application segments.”

“Triune Systems has focused on developing unique solutions for the wireless charging, portable charging and power management markets.  We are very pleased to join Semtech, a company with an established reputation as a leading, high quality supplier of analog and mixed signal solutions.  We believe Triune’s products are a synergistic fit with many of Semtech’s end-markets and customers, and I am delighted to be given the opportunity to lead Semtech’s future Power Management and High-Reliability strategy,” stated Ross Teggatz.

Under the terms of the purchase agreement, Semtech acquired all of the outstanding equity interests of Triune Systems for an aggregate purchase price of $45 million consisting of $35 million cash paid at closing, with an additional cash consideration of $10 million to be paid in six months and additional contingent consideration subject to achieving certain future financial goals.  In conjunction with the transaction, Semtech expects to fund the aggregate purchase price using its revolving line of credit.  Semtech expects the deal to be slightly accretive for its fiscal year 2016.

Semtech management will address questions about the acquisition during its fourth quarter and fiscal year 2015 earnings conference call that is scheduled for 2:00 p.m. PT (5:00 p.m. ET) today, Wednesday, March 4, 2015.  A live webcast of the call will be accessible at the Investor Relations section of the corporate website at www.semtech.com.   A replay of the webcast will be available beginning approximately two hours after the conclusion of the call and will be available through April 1, 2015.

3	Semtech Announces Acquisition of Triune Systems

Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the current expectations of Semtech Corporation and its subsidiaries (the “Company”), including, without limitation, statements regarding the Company’s expectation that the acquisition of Triune Systems will be accretive for its fiscal year 2016, the expected synergies and benefits to the Company from the acquisition, and statements regarding the Company’s and Triune System’s operations, industry, products, performance and business initiatives.  Statements containing words such as “may,” “believes,” or “expects,” or other similar expressions constitute forward-looking statements.  Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected.  Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to:  risks associated with the integration of the acquired business and ability to realize expected synergies and benefits, the launch or commercialization of new products, applications, systems or technologies, or the success of new business initiatives; the Company’s inability to retain key personnel; problems associated with the acquired business’ operations, systems or technologies; as well as the risk factors disclosed in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended January 26, 2014 and the Company’s Quarterly Report on Form 10-Q for the quarter ended October 26, 2014, and information under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s other filings with the Securities and Exchange Commission, and in material incorporated therein by reference.  In light of the significant risks and uncertainties inherent in the forward-looking information included herein, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved, or that any of its operating expectations or financial forecasts will be realized. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management’s analysis only as of the date hereof.

Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.

4	Semtech Announces Acquisition of Triune Systems

About Triune Systems

Triune Systems, L.L.C. is a semiconductor company that specializes in analog and mixed-signal integrated circuit solutions for power management, wireless charging, isolated switching, battery management, energy harvesting and critical function, high-reliability applications. With a focus on innovation and customer support, the Company enables its partners in the consumer electronics, solar power, medical products, industrial, automotive and defense industries to provide more energy efficient solutions for a secure and sustainable world.

About Semtech

Semtech Corporation is a leading supplier of analog and mixed-signal semiconductors for high-end consumer, enterprise computing, communications and industrial equipment.  Products are designed to benefit the engineering community as well as the global community.  The Company is dedicated to reducing the impact it, and its products, have on the environment. Internal green programs seek to reduce waste through material and manufacturing control, use of green technology and designing for resource reduction. Publicly traded since 1967, Semtech is listed on the NASDAQ Global Select Market under the symbol SMTC.  For more information, visit http://www.semtech.com.

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Semtech and the Semtech logo are registered marks of Semtech Corporation.